UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2019

________________________

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

________________________

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

4.01	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

At the direction of the Audit Committee of the Board of Directors (the “Audit Committee”) of Business First Bancshares, Inc. (“Business First”), during the first half of 2019 Business First solicited proposals, including from Hannis T. Bourgeois, LLP (“HTB”), for the provision of auditing services for the year ending December 31, 2020.

On August 15, 2019, Business First informed HTB that the Audit Committee approved their dismissal as Business First’s independent registered public accounting firm upon completion of their audit of Business First’s financial statements and the firm’s report for the year ending December 31, 2019 and their review of Business First’s financial statements with respect to intervening interim periods.

The reports of HTB on Business First’s financial statements for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim periods through June 30, 2019, there have been no "disagreements" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with HTB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of HTB would have caused HTB to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2018 and 2017 and through June 30, 2019, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Business First provided HTB with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that HTB furnish Business First with a copy of its letter addressed to the Securities and Exchange Commission (the "SEC"), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not HTB agrees with the statements related to them made by Business First in this report. A copy of HTB’s letter to the SEC dated August 16, 2019 is attached as Exhibit 16.1 to this report.

(b)	Newly Engaged Independent Registered Public Accounting Firm

On August 15, 2019, the Audit Committee engaged Dixon Hughes Goodman, LLP (“DHG”) as Business First’s new independent registered public accounting firm for the year ending December 31, 2020, effective immediately following the filing of the Business First's Annual Report on Form 10-K for the year ending December 31, 2019.

During the years ended December 31, 2018 and 2017, and the subsequent interim periods through August 15, 2019, neither Business First nor anyone on its behalf consulted with DHG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Business First's consolidated financial statements, and no written report or oral advice was provided to Business First that DHG concluded was an important factor considered by Business First in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

9.01        Financial Statements and Exhibits.

(d)

Exhibit Number	Description of Exhibit

16.1	Letter from Hannis T. Bourgeois dated August 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 16, 2019

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter from Hannis T. Bourgeois dated August 16, 2019